UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K

___________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2018

___________________

ARRIS INTERNATIONAL PLC

(Exact name of registrant as specified in its charter)

___________________

England and Wales (State or Other Jurisdiction of Incorporation)	001-37672(Commission File Number)	98-1241619(I.R.S. Employer Identification No.)
3871 Lakefield Drive Suwanee, Georgia (Address of Principal Executive Offices)	30024 (Zip Code)

Registrant’s telephone number, including area code: (678) 473-2000

___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07.

Submission of Matters to a Vote of Security Holders.

The following resolutions were voted on at the ARRIS Annual General Meeting of Shareholders held on May 3, 2018:

1.

Election of directors to serve until the 2019 Annual General Meeting of Shareholders (each by separate resolution).  Each of the nominees listed below was elected.

Nominee	Votes For	Votes Against	Abstained	Broker Non-Votes
a. Andrew M. Barron	157,776,022	398,923	145,997	10,498,906
b. J. Timothy Bryan	158,000,289	175,193	145,460	10,498,906
c. James A. Chiddix	158,013,541	180,695	126,706	10,498,906
d. Andrew T. Heller	156,031,605	2,164,563	124,774	10,498,906
e. Dr. Jeong H. Kim	156,037,109	2,158,088	125,745	10,498,906
f. Bruce McClelland	158,055,871	128,620	136,451	10,498,906
g. Robert J. Stanzione	157,175,909	1,029,630	115,403	10,498,906
h. Doreen A. Toben	157,995,744	181,908	143,290	10,498,906
i. Debora J. Wilson	156,020,114	2,177,007	123,821	10,498,906
j. David A. Woodle	156,678,861	1,497,927	144,154	10,498,906

2.

To cast a non-binding advisory vote to approve the reports of the auditors and the directors and the U.K. statutory accounts for the year ended December 31, 2017 (in accordance with legal requirements applicable to U.K. companies).  The resolution was approved.

Votes For	Votes Against	Abstained	Broker Non-Votes
166,822,566	95,714	1,901,568	N.A

3.

To ratify the Audit Committee’s re-appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2018. The resolution was approved.

Votes For	Votes Against	Abstained	Broker Non-Votes
166,886,448	1,649,872	283,528	N.A.

4.

To re-appoint Ernst & Young LLP as our U.K. statutory auditors under the U.K. Companies Act 2006 (to hold office from the conclusion of the meeting until the conclusion of the next Annual General Meeting of Shareholders at which accounts are laid before the Company).  The resolution was approved.

Votes For	Votes Against	Abstained	Broker Non-Votes
166,872,677	1,650,181	296,990	N.A.

5.

To authorize the Audit Committee to determine our U.K. statutory auditors’ remuneration. The resolution was approved.

Votes For	Votes Against	Abstained	Broker Non-Votes
168,216,506	343,689	259,653	N.A.

6.

To cast a non-binding advisory vote to approve executive compensation (“Say on Pay”) as disclosed in the proxy statement. The resolution was approved.

Votes For	Votes Against	Abstained	Broker Non-Votes
151,421,613	6,778,233	121,096	10,498,906

7.

To cast a non-binding advisory vote to approve the Directors’ Remuneration Report for the year ended December 31, 2017. The resolution was approved.

Votes For	Votes Against	Abstained	Broker Non-Votes
152,127,611	6,071,343	121,988	10,498,906

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARRIS INTERNATIONAL PLC

By:

/s/ Patrick W. Macken

Patrick W. Macken

Senior Vice President, General Counsel, and Secretary

Date: May 4, 2018